UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Clovis Oncology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CLOVIS ONCOLOGY, INC. 2022 Annual Meeting Vote by June 8, 2022 11:59 PM EDT CLOVIS ONCOLOGY, INC. 5500 FLATIRON PARKWAY BOULDER, CO 80301 D84566-P71666 You invested in CLOVIS ONCOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 9, 2022 8:30 a.m., Mountain time The Westin Denver International Airport 8300 Peña Blvd Denver, CO 80249*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of four Class II directors to hold office until the 2025 Annual Meeting of Stockholders. Nominees: 01) Brian G. Atwood For 02) James C. Blair 03) Richard A. Fair 04) Paul H. Klingenstein 2. Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of 1-for-7 (the Reverse Stock Split). For 3. Approval of an amendment to our Amended and Restated Certificate of Incorporation to decrease, concurrent with and conditioned upon the implementation of the Reverse Stock Split, the number of authorized shares of common For stock from 200,000,000 to 57,142,000 shares. 4. Approval of an amendment and restatement of our Amended and Restated 2020 Stock Incentive Plan to increase the number of shares available for issuance under the plan by 4,000,000 shares (prior to giving effect to the Reverse Stock Split), For concurrent with and conditioned upon the implementation of the Reverse Stock Split. 5. Approval of an advisory proposal on compensation of the Company’s named executive officers, as disclosed in the For attached proxy statement. 6. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. 7. Approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies. For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D84567-P71666